SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report) November 16, 2005

(Date of earliest event reported) November 16, 2005

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 16, 2005, ONEOK, Inc. (the “Company”) completed the remarketing of its Senior Notes due 2008 (the “Senior Notes”), which were originally issued in January 2003 as a component of the Company’s corporate units.

The Senior Notes were remarketed pursuant to a Remarketing Agreement Supplement dated November 8, 2005 among the Company, UBS Securities LLC and SunTrust Bank (which incorporates by reference the terms and conditions of a Remarketing Agreement dated January 28, 2003, among the Company, UBS Warburg LLC, Banc of America Securities LLC, J.P. Morgan Securities, Inc. and SunTrust Bank).

The Senior Notes were remarketed under the Company’s Registration Statement on Form S-3, as amended (SEC Registration No. 333-102105), including the Company’s Prospectus, dated January 23, 2003, as supplemented by a Prospectus Supplement dated November 10, 2005.

The attached Exhibits to this Form 8-K contain documents relating to this transaction.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

1.1*	Remarketing Agreement Supplement.

1.2	Remarketing Agreement (incorporated by reference to Exhibit 4.5 to Form S-3 (Registration No. 333-102105) filed with the Securities and Exchange Commission on December 20, 2002).

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date: November 16, 2005	By:	/s/ Jim Kneale
Jim Kneale Executive Vice President – Finance and Administration and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description

1.1*	Remarketing Agreement Supplement.

1.2	Remarketing Agreement (incorporated by reference to Exhibit 4.5 to Form S-3 (Registration No. 333-102105) filed with the Securities and Exchange Commission on December 20, 2002).

*Filed herewith.